NATIONS LIFEGOAL FUNDS, INC.

                        NATIONS LIFEGOAL GROWTH PORTFOLIO
                   NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

                         Supplement dated April 16, 1999
                      to Prospectuses dated August 1, 1998

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Portfolio and Nations LifeGoal Income and Growth Portfolio are hereby supplemented by deleting the paragraph stating that E. Keith Wirtz and C. Thomas Clapp are Co-Portfolio Managers and the subsequent paragraph regarding E. Keith Wirtz under "How the LifeGoal Portfolios Are Managed--Investment Adviser" and inserting in their place the following:

               The Co-Portfolio Managers of the LifeGoal Portfolios are Timothy
          P. Beyer and C. Thomas Clapp.

               Mr. Beyer is a member of TradeStreet's Value Management Team in addition to serving as Co-Portfolio Manager of the LifeGoal Portfolios. His responsibilities include managing numerous separate accounts and assisting in the team's management of Nations Value Fund. Prior to joining TradeStreet at its inception in 1995, he was an Equity Analyst for NationsBank's Investment Management Group, where he provided research on the retail, automobile and transportation sectors. Previously, Mr. Beyer was a Corporate Bond Analyst with NationsBank. Mr. Beyer earned his B.S. in Finance from East Carolina University and holds a Chartered Financial Analyst designation. He is a member of the Association for Investment Management and Research, where he is a senior grader and serves on its Council of Examiners. Mr. Beyer is also a member of the North Carolina Society of Financial Analysts.